Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date 09/15/98
Collection Period ending 08/31/98


A.       Original Deal Parameter Inputs
----------------------------------------------------------------------------------------------------
(A)      Closing Date of the Transaction                                                    12/23/97
(B)      Initial Pool Balance                                                        $132,290,934.46
(C)      Initial Class A-1 Note Balance                                               $20,000,000.00
(D)      Initial Class A-2 Note Balance                                               $31,000,000.00
(E)      Initial Class A-3 Note Balance                                               $29,000,000.00
(F)      Initial Class A-4 Note Balance                                               $16,192,000.00
(G)      Initial Certificate Balance                                                  $36,098,934.46
(H)      Class A-1 Rate                                                                      5.85625%
         Class A-2 Rate                                                                      6.19000%
(J)      Class A-3 Rate                                                                      6.22000%
(K)      Class A-4 Rate                                                                      6.26000%
(L)      Pass-Through Rate                                                                   6.26000%
(M)      Servicing Fee Rate                                                                     2.50%
(N)      Security Insurer's Premium                                                             0.45%
(O)      Trust Collateral Agent Rate                                                            0.02%
(P)      Original Weighted Average Coupon (WAC)                                                18.58%
(Q)      Original Weighted Average Remaining Term (WAM)                                           46
(R)      Number of Contracts                                                                  11,438
(S)      Spread Account
         (i) Spread Account Initial Deposit Percentage                                          4.00%
         (ii)Spread Account Initial Deposit in Cash                                    $5,679,452.00
B.       Inputs from Previous Monthly Servicer Reports
----------------------------------------------------------------------------------------------------
(A)      Trust Receivables
         (i)   Pool Balance                                                           $98,919,565.20
         (ii)  Pool Factor                                                                 0.7477426
(B)      Class A-1 Notes
         (i)   Pool Balance                                                                    $0.00
         (ii)  Pool Factor                                                                 0.0000000
(C)      Class A-2 Notes
         (i)   Pool Balance                                                           $26,805,757.28
         (ii)  Pool Factor                                                                 0.8647018
(D)      Class A-3 Notes
         (i)   Pool Balance                                                           $29,000,000.00
         (ii)  Pool Factor                                                                 1.0000000
(E)      Class A-4 Notes
         (i)   Pool Balance                                                           $16,192,000.00
         (ii)  Pool Factor                                                                 1.0000000
(F)      Certificates
         (i)   Pool Balance                                                           $27,367,260.38
         (ii)  Pool Factor                                                                 0.7581182
(G)      Carryover Shortfall
         (i)   Class A-1 Interest Carryover Shortfall                                          $0.00
         (ii)  Class A-1 Principal Carryover Shortfall                                         $0.00
         (iii) Class A-2 Interest Carryover Shortfall                                          $0.00
         (iv)  Class A-2 Principal Carryover Shortfall                                         $0.00
         (v)   Class A-3 Interest Carryover Shortfall                                          $0.00
         (vi)  Class A-3 Principal Carryover Shortfall                                         $0.00
         (vii) Class A-4 Interest Carryover Shortfall                                          $0.00
         (viii)Class A-4 Principal Carryover Shortfall                                         $0.00
         (ix)  Certificate Interest Carryover Shortfall                                        $0.00
         (x)   Certificate Principal Carryover Shortfall                                 $445,452.46
(H)      Spread Account Balance                                                        $9,891,956.52
(I)      Unpaid Balance of Prior Draws Owed to Surety Provider
(J)      Delinquency Ratio Test
         (i)   Second Preceding Monthly Period                                                  7.27%
         (ii)  Preceding Monthly Period                                                         6.99%
(K)      Default Rate Test
         (i)   Second Preceding Monthly Period
12.45%
         (ii)  Preceding Monthly Period                                                        15.31%*
(L)      Net Loss Rate Test
         (i)   Second Preceding Monthly Period                                                 10.04%
         (ii)  Preceding Monthly Period                                                         7.99%
(M)      Weighted Average Coupon of Remaining Portfolio (WAC)                                  18.60%
(N)      Weighted Average Remaining Term of Remaining Portfolio (WAM)                          40.15
(O)      Number of Contracts                                                                   9,700

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date 09/15/98
Collection Period ending 08/31/98

C.       Inputs from the System
----------------------------------------------------------------------------------------------------
(A)      Trust Receivables
         (i)   Principal Payments Received                                             $2,829,147.13
         (ii)  Interest Payments Received                                              $1,484,665.24
         (iii) Cram Down Losses                                                           $18,022.50
         (iv)  Late Fees                                                                   $9,020.78
         (v)   Mandatory Redemption                                                            $0.00
         (vi)  Other Fees                                                                 $10,653.59
         (vii) Other Funds Collected                                                       $1,700.25
(B)      Liquidated Receivables
         (i)   Principal Balance of Liquidated Receivables                               $606,686.11
         (ii)  Interest Due and Unpaid on the Liquidated Receivables                            0.00
         (iii) Number of Liquidated Receivables                                                   90
(C)      Liquidation Proceeds
         (i)   Allocated to Interest                                                     ($70,515.12)
         (ii)  Allocated to Principal                                                    $387,687.62
         (iii) Allocated to Fees                                                          $20,014.65
(D)      Recoveries
         (i)   Allocated to Principal and Interest                                       $144,109.89
         (ii)  Allocated to Fees                                                           $8,080.18
(E)      Purchased Receivables
         (i)   Principal Portion of the Purchase Amount                                        $0.00
         (ii)  Interest Portion of the Purchase Amount                                         $0.00
         (iii) Number of Purchased Receivables                                                     0
(F)      Adjustment to Prior Month Certificate                                                 $0.00
(G)      Floating Rate Interest Accrual Period                                                    29
(H)      Fixed Rate Interest Accrual Period                                                       30
(I)      Weighted Average Coupon of Remaining Portfolio (WAC)                                  18.60%
(J)      Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                      39.33
(K)      Remaining Number of Contracts                                                         9,462
(L)      Defaulted Receivables
         (i)   Principal Amount of Defaulted Receivables                               $1,206,947.21
         (ii)  Number of Defaulted Receivables                                                   105
(M)      31 Days or More Delinquent Purchased Receivables                                      $0.00
(N)      Delinquent Receivables                                            Contracts           Amount
                                                                           ---------           ------
         (i)   30-59 Days Delinquent                                            516    $5,807,649.85
         (ii)  60-89 Days Delinquent                                            165    $1,845,800.85
         (iii) 90 Days or More Delinquent                                         0            $0.00
(O)      Owner Trustee and Indenture Trustee Fee not Paid by Servicer **                     $208.33
(P)      Occurrence of an Event of Default                                                         NO
(Q)      Occurrence of an Insurance Event of Default                                               NO
(R)      Principal Balance of Loans Extended During the Period                         $1,391,476.03
(S)      Number of Accounts Extended During the Period                                           115

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date 09/15/98
Collection Period ending 08/31/98

I.       Total Distribution Amount
------------------------------------------------------------------------------------------------------
(A)      Regular Principal Distribution Amount                                         $3,841,543.36
(B)      Realized Losses                                                                 $624,708.61
(C)      Interest Distribution Amount                                                  $1,558,260.01
(D)      Fees Collected                                                                   $49,469.45
(E)      Investment Earnings on Collection Account                                        $15,998.38
(F)      Total Distribution Amount                                                     $4,840,562.59
II.      Draw on Credit Enhancements
------------------------------------------------------------------------------------------------------
(A)      Withdrawals from Spread Account                                               $1,644,642.76
(B)      Draw on the Insurance Policy                                                          $0.00
(C)      Total Draw on Credit Enhancement                                              $1,644,642.76
III.     Monthly Distributions & Direction to Trustee
------------------------------------------------------------------------------------------------------
(A)      Servicing Fees                                                                  $269,850.01
             Base Servicing Fee                                         $206,082.43
             Supplemental Servicing Fee                                  $63,767.58
(B)      Fees Paid to Trust Collateral Agent                                                1,648.66
(C)      Fees Paid to Owner Trustee                                                          $208.33
(D)      Class A-1 Interest Distributable Amount                                               $0.00
(E)      Class A-2 Interest Distributable Amount                                         $138,273.03
(F)      Class A-3 Interest Distributable Amount                                         $150,316.67
(G)      Class A-4 Interest Distributable Amount                                          $84,468.27
(H)      Class A-1 Monthly Principal Distributable Amount:                                     $0.00
(I)      Class A-2 Monthly Principal Distributable Amount:                             $2,785,118.94
(J)      Class A-3 Monthly Principal Distributable Amount:                                     $0.00
(K)      Class A-4 Monthly Principal Distributable Amount:                                     $0.00
(L)      Certificateholders' Interest Distributable Amount:                              $142,765.87
(M)      Certificateholders' Principal Distributable Amount                            $1,501,876.89
(N)      Monthly Security Insurer's Premium                                               $25,954.74
(O)      Monthly Security Insurer's Premium Supplement                                         $0.00
(P)      Unreimbursed prior draws on the Insurance Policy                                      $0.00
(Q)      Deposits into the Spread Account                                              $1,384,723.94
(R)      Withdrawls from the Spread Account                                            $1,644,642.76
(S)      All remaining amount to the Collateral Agent                                          $0.00
IV.      Carryover Shortfall Accounts
------------------------------------------------------------------------------------------------------
                                                                              BOP              EOP
(A)      Class A-1 Interest Carryover Shortfall                               $0.00            $0.00
(B)      Class A-1 Principal Carryover Shortfall                              $0.00            $0.00
(C)      Class A-2 Interest Carryover Shortfall                               $0.00            $0.00
(D)      Class A-2 Principal Carryover Shortfall                              $0.00            $0.00
(E)      Class A-3 Interest Carryover Shortfall                               $0.00            $0.00
(F)      Class A-3 Principal Carryover Shortfall                              $0.00            $0.00
(G)      Class A-4 Interest Carryover Shortfall                               $0.00            $0.00
(H)      Class A-4 Principal Carryover Shortfall                              $0.00            $0.00
(I)      Certificate Interest Carryover Shortfall                             $0.00            $0.00
(J)      Certificate Principal Carryover Shortfall                      $445,452.46            $0.00
V.       Pool Balance and Portfolio Information
------------------------------------------------------------------------------------------------------
                                                                          BOP              EOP
(A)      Pool Balance                                                $98,919,565.20   $95,078,021.84
(B)      Pool Factor                                                      0.7477426        0.7187040
(C)      Balance of the Class A-1 Notes                                       $0.00            $0.00
(D)      Note Pool Factor of Class A-1 Notes                              0.0000000        0.0000000
(E)      Balance of the Class A-2 Notes                              $26,805,757.28   $24,020,638.34
(F)      Note Pool Factor of Class A-2 Notes                              0.8647018        0.7748593
(G)      Balance of the Class A-3 Notes                              $29,000,000.00   $29,000,000.00
(H)      Note Pool Factor of Class A-3 Notes                              1.0000000        1.0000000
(I)      Balance of the Class A-4 Notes                              $16,192,000.00   $16,192,000.00
(J)      Note Pool Factor of Class A-4 Notes                              1.0000000        1.0000000
(K)      Certificate Balance                                         $27,367,260.38   $25,865,383.49
(L)      Certificate Pool Factor                                          0.7581182        0.7165138

             Wilmington Trust fee of $2,500 annually

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date 09/15/98
Collection Period ending 08/31/98

VI.      Spread Account Information
------------------------------------------------------------------------------------------------------
(A)      Beginning Balance                                                             $9,891,956.52
(B)      Required Spread Account Balance (Requisite Amount)                            $9,507,802.18
(C)      Deposit into Spread Account                                                   $1,384,723.94
(D)      Investment Earnings on Spread Account                                            $45,009.26
(E)      Spread Account Released to Collection Account                                 $1,644,642.76
(F)      Spread Account Released to Seller                                               $169,244.78
(G)      Ending Balance                                                                $9,507,802.18
VII.     Unreimbursed Draws on the Insurance Policy
------------------------------------------------------------------------------------------------------

(A)      Beginning Balance                                                                     $0.00
(B)      Reimbursement of Prior Draws                                                          $0.00
(C)      Current Unpaid Insurance Premium                                                      $0.00
(D)      Additional Draws on the Insurance Policy                                              $0.00
(E)      Ending Balance                                                                        $0.00
VIII.    Portfolio Performance Tests
------------------------------------------------------------------------------------------------------
(A)      Delinquency Ratio
         (i)   Second Preceding Monthly Period                                                  7.27%
         (ii)  Preceding Monthly Period                                                         6.99%
         (iii) Current Monthly Period                                                           8.05%
         (iv)  3 Month Rolling Average                                                          7.44%
         (v)   Delinquency Trigger Indicator (12%)  (15%) INS                                      NO
(B)      Default Rate
         (i)   Second Preceding Monthly Period                                                 12.45%
         (ii)  Preceding Monthly Period                                                        15.31%*
         (iii) Current Monthly Period                                                          14.93%
         (iv)  3 Month Rolling Average                                                         14.23%
         (v)   Default Trigger Indicator (25.50%) (32.50%) INS                                     NO
(C)      Net Loss Rate
         (i)   Second Preceding Monthly Period                                                 10.04%
         (ii)  Preceding Monthly Period                                                         7.99%
         (iii) Current Monthly Period                                                           5.95%
         (iv)  3 Month Rolling Average                                                          7.99%
         (v)   Net Loss Trigger Indicator (13.50%) (17%) INS                                       NO
(D)      Trigger Event as of prior Determination Date cured
         as of this Determination Date                                                            N/A
IX.      Other Information
------------------------------------------------------------------------------------------------------
(A)      Servicing Fee due but unpaid                                                          $0.00
(B)      Aggregate Realized Losses for the second Preceding Period                             $0.00
(C)      Deficiency Claim determined                                                              NO
(D)      Listing of Warranty Receivables and Administrative Receivables                          N/A
(E)      Listing of Receivables which became Liquidated Receivables             under separate cover
(F)      Listing of Receivables which Paid in Full                              under separate cover


* June 1998 Default Ratio was changed from 10.51% to 12.45% due to understatement of inventory on defaulted receivables by $171,716.72 on June 1998 certificate

Date:                       09/09/98
LSI FINANCIAL GROUP, as Subservicer

/s/ Teresa Lamb            VP
--------------------------------
Officer                   Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report

Distribution Date o09/15/98
Collection Period ending 08/31/98

Distribution Date                                                                                           09/15/98
(1)   The amount of the distribution allocable to interest on the Class A-1 Notes
      (Per $1,000 of initial principal amount of Class A-1 Notes):                                             $0.00

(2)   The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes
      (Per $1,000 of initial principal amount of Class A-1 Notes):                                             $0.00

(3)   The amount of the distribution allocable to interest on the Class A-2 Notes
      (Per $1,000 of initial principal amount of Class A-2 Notes):                                             $4.46

(4)   The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes
      (Per $1,000 of initial principal amount of Class A-2 Notes):                                             $0.00

(5)   The amount of the distribution allocable to principal of the Class A-1 Notes
      (Per $1,000 of initial principal amount of Class A-1 Notes):                                             $0.00

(6)   The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes
      (Per $1,000 of initial principal amount of Class A-1 Notes):                                             $0.00

(7)   The amount of the distribution allocable to principal of the Class A-2 Notes
      (Per $1,000 of initial principal amount of Class A-2 Notes):                                            $89.84

(8)   The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes
      (Per $1,000 of initial principal amount of Class A-2 Notes):                                             $0.00

(9)   The amount of the distribution allocable to interest on the Certificates
      (Per $1,000 of initial principal amount of Certificates):                                                $3.95

(10)  The amount of the Certificateholders' Interest Carryover Shortfall
      (Per $1,000 of initial principal amount of Certificates):                                                $0.00

(11)  The amount of the distribution allocable to principal of the Certificates
      (Per $1,000 of initial principal amount of Certificates):                                               $41.60

(12)  The amount of the Certificateholders' Principal Carryover Shortfall
      (Per $1,000 of initial principal amount of Certificates):                                                $0.00

(13)  The amount, if any, of the distribution payable pursuant to a claim under the Policy
      (Per $1,000 of initial principal amount of Notes & Certificates):                                        $0.00

(14)  The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all
      payments reported under (3) above on such date:                                                          $0.00

(15)  The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all
      payments reported under (4) above on such date:                                                 $24,020,638.34

(16)  The aggregate outstanding principal balance of Class A-3 Notes after giving effect to all
      payments reported under (4) above on such date:                                                 $29,000,000.00

(17)  The aggregate outstanding principal balance of Class A-4 Notes after giving effect to all
      payments reported under (4) above on such date:                                                 $16,192,000.00

(16)  The aggregate outstanding principal balance of Certificates after giving effect to all
      payments reported under (6) above on such date:                                                 $25,865,383.49

(17)  The Note Pool Factor for the Class A-1 Notes after giving effect to all payments reported
      under (3) above on such date:                                                                        0.0000000

(19)  The Note Pool Factor for the Class A-2 Notes after giving effect to all payments reported
      under (4) above on such date:                                                                        0.7748593

(20)  The Note Pool Factor for the Class A-3 Notes after giving effect to all payments reported
      under (4) above on such date:                                                                        1.0000000

(21)  The Note Pool Factor for the Class A-4 Notes after giving effect to all payments reported
      under (4) above on such date:                                                                        1.0000000

(22)  The Certificates Pool Factor for the Certificates after giving effect to all payments reported
      under (6) above on such date:                                                                        0.7165138

(23)  The Pool Balance as of the close of business on the last day of the related Collection Period:  $95,078,021.84

(24)  The Pool Factor as of the close of business on the last day of the related Collection Period:        0.7187040

(25)  The amount of the Servicing Fee and the amount of any fees paid to the
      Owner Trustee or the Indenture Trustee from monies on deposit in the Collection Account:           $270,058.34

(26)  The amount of the Servicing Fee paid and/or due but unpaid
      (Per $1,000 of initial Pool Balance):                                                                    $2.04

(27)  The amount of any deposit to the Spread Account:                                                 $1,384,723.94

(28)  The amount and application of any funds withdrawn from the Spread Account:                       $1,813,887.54

(29)  The amount on deposit in the Spread account (Cash & Receivables) after giving effect to all distributions to and withdrawals from the Spread
      Account on such date:                                                                            $9,507,802.18

(30)  The amount of aggregate Realized Losses, if any, for the related Collection Period:                $624,708.61

(31)  The amount of Cram Down Losses, if any, for the related Collection Period:                          $18,022.50

(32)  The aggregate principal balance of all Receivables that became Liquidated
      Receivables during the related Collection Period:                                                  $606,686.11

(33)  The aggregate principal balance of all Receivables that became Purchased Receivables
      during the related Collection Period:                                                                    $0.00

(34)  The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with
      respect to such Collection Period:                                                                       $0.00

(35)  The aggregate principal balance of Receivables that are 31 to 59 days delinquent:                $5,807,649.85

(36)  The aggregate principal balance of Receivables that are 60 to 89 days delinquent:                $1,845,800.85

(37)  The aggregate principal balance of Receivables that are 90 days or more delinquent:                      $0.00

(38)  The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after giving effect to
      payments on such Distribution Date:                                                                      $0.00

(39)  Change in the Class A-1 Notes Interest Carryover Shortfall  Balance, if any, after
      giving effect to payment on such Distribution Date:                                                      $0.00

(40)  The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after giving effect
      to payments on such Distribution Date:                                                                   $0.00

(41)  Change in the Class A-1 Notes Principal Carryover Shortfall  Balance, if any, after
      giving effect to payment on such Distribution Date:                                                      $0.00

(42)  The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after giving effect
      to payments on such Distribution Date:                                                                   $0.00

(43)  Change in the Class A-2 Notes Interest Carryover Shortfall  Balance, if any, after giving
      effect to payment on such Distribution Date:                                                             $0.00

(44)  The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after giving effect
      to payments on such Distribution Date:                                                                   $0.00

(45)  Change in the Class A-2 Notes Principal Carryover Shortfall  Balance, if any, after giving
      effect to payment on such Distribution Date:                                                             $0.00

(46)  The Class A-3 Notes Interest Carryover Shortfall Balance, if any, after giving effect to
      payments on such Distribution Date:                                                                      $0.00

(47)  Change in the Class A-3 Notes Interest Carryover Shortfall  Balance, if any, after giving
      effect to payment on such Distribution Date:                                                             $0.00

(48)  The Class A-3 Notes Principal Carryover Shortfall Balance, if any, after giving effect
      to payments on such Distribution Date:                                                                   $0.00

(49)  Change in the Class A-3 Notes Principal Carryover Shortfall  Balance, if any, after
      giving effect to payment on such Distribution Date:                                                      $0.00

(50)  The Class A-4 Notes Interest Carryover Shortfall Balance, if any, after giving effect to
      payments on such Distribution Date:                                                                      $0.00

(51)  Change in the Class A-4 Notes Interest Carryover Shortfall  Balance, if any, after giving
      effect to payment on such Distribution Date:                                                             $0.00

(52)  The Class A-4 Notes Principal Carryover Shortfall Balance, if any, after giving effect
      to payments on such Distribution Date:                                                                   $0.00

(53)  Change in the Class A-4 Notes Principal Carryover Shortfall  Balance, if any, after giving
      effect to payment on such Distribution Date:                                                             $0.00

(54)  The Certificates Interest Carryover Shortfall Balance, if any, after giving effect to
      payments on such Distribution Date:                                                                      $0.00

(55)  Change in the Certificates Interest Carryover Shortfall  Balance, if any, after giving effect
      to payment on such Distribution Date:                                                                    $0.00

(56)  The Certificates Principal Carryover Shortfall Balance, if any, after giving effect to payments
      on such Distribution Date:                                                                               $0.00

(57)  Change in the Certificates Principal Carryover Shortfall Balance, if any,
      after giving effect to payment on such Distribution Date:                                          $445,452.46